UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
January 20, 2009

TVIA, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30539	94-3175152
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4800 Great America Parkway, Ste. 300
Santa Clara, CA 95054
(Address of principal executive offices, including zip code)
(408) 327-8000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
     As previously disclosed in the Current Report on Form 8-K filed on October 16, 2008 by Tvia, Inc. (the “Company”) with the Securities and Exchange Commission, on October 15, 2008, the Company filed a voluntary petition (the “Petition”) for reorganization under Chapter 11 of the United States Bankruptcy Code (the “Code”) in the United States Bankruptcy Court for the Northern District of California, San Jose Division (the “Court”), in the proceeding titled In re: Tvia, Inc., Case No. 08-55860.
     On January 20, 2009, the Company filed its required unaudited Monthly Operating Report for the period from December 1, 2008 to December 31, 2008 (the “Monthly Operating Report”) with the Court. A copy of the Monthly Operating Report is filed as Exhibit 99.1 to this Current Report on Form 8-K and is available via the Court’s Case Management/Electronic Case Filing system at http://www.canb.uscourts.gov/ecf/ecf-home and in the paper format at the following address: Bankruptcy Clerk’s Office, 280 South First Street, Room 3035, San Jose, CA 95113 (telephone number: 408-535-5118).
     The Monthly Operating Report contains financial information that has not been audited or reviewed by independent registered accountants and is not presented in accordance with generally accepted accounting principles. The information contained in the Monthly Operating Report has been prepared in accordance with the Code and the rules and regulations thereunder and was not prepared for the purpose of providing a basis for an investment decision relating to any securities of the Company. The Monthly Operating Report also contains information for periods which are shorter or otherwise different from those required by the periodic reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations thereunder, and such information may not be indicative of the Company’s financial condition or operating results for the period that would be reflected in its financial statements or in its reports pursuant to the Exchange Act or the rules and regulations thereunder. Results set forth in the Monthly Operating Report should not be viewed as indicative of future results. There can be no assurance that the Monthly Operating Report is complete. The Company may amend, supplement or otherwise change the information contained in the Monthly Operating Report at a future date.
Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995:
     This Current Report on Form 8-K and the Monthly Operating Report filed as Exhibit 99.1 hereto contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” and their variations are intended to identify forward-looking statements. Forward-looking statements include, without limitation, statements relating to the outcome of and future developments relating to the Company’s reorganization under Chapter 11 of the Code and its effect on the Company’s business and operations. These statements speak only of the date hereof and are subject to a number of factors that could cause actual results to differ materially, including, without limitation: (i) the ability of the Company to continue as a going concern; (ii) the Company’s ability to obtain Court approval with respect to matters in the Petition; (iii) the ability of the Company to develop, confirm and consummate a plan of reorganization or liquidation with respect to the Petition; (iv) risks associated with third parties seeking and obtaining court approval for the appointment of a Chapter 11 trustee; (v) the ability of the Company to obtain and maintain normal terms with vendors and service providers; (vi) the potential adverse impact of the Petition on the Company’s liquidity or results of operations; and (vii) pending litigation matters in which we are involved. For other factors that could cause the Company’s results to vary, please see the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K, as amended, for the fiscal year ended March 31, 2006 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2006 and other factors detailed from time to time in the Company’s filings with the Securities and Exchange Commission. The Company undertakes no obligation to revise or update publicly any forward-looking statements.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

99.1	Monthly Operating Report of Tvia, Inc. for the period from December 1, 2008 to December 31, 2008, filed with the United States Bankruptcy Court for the Northern District of California, San Jose Division, on January 20, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tvia, Inc.
By:	/s/ Eli Porat
Eli Porat
Chief Executive Officer

Date: January 22, 2009

Exhibit Index

Exhibit
Number	Exhibit Title

99.1	Monthly Operating Report of Tvia, Inc. for the period from December 1, 2008 to December 31, 2008, filed with the United States Bankruptcy Court for the Northern District of California, San Jose Division, on January 20, 2009